Exhibit 10.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of November 1, 2017, is by and between BMO Harris Bank N.A., formerly known as Harris N.A. (the “Lender”),  and Duluth Holdings Inc., a Wisconsin corporation (“Borrower”).

RECITALS

WHEREAS, Lender and Borrower are parties to that certain Second Amended and Restated Loan Agreement dated as of October 7, 2016, as amended by the First Amendment to Second Amended and Restated Loan Agreement dated as of September 29, 2017 (as amended, the “Loan Agreement”); and

WHEREAS, Lender and Borrower desire to amend the Loan Agreement to modify certain terms as provided herein.

NOW THEREFORE, Lender and Borrower agree as follows:

1.

Recitals.  The representations, determinations and statements contained in the Recitals set forth above are true and correct in all material respects and form a part of this Amendment.

2.

Definitions.  Capitalized terms used herein shall have the meanings set forth in the Loan Agreement unless they are otherwise defined herein.  The following terms have the following meanings in the Loan Agreement, as amended hereby:

“Maximum Advance Amount” shall mean (i) for the period beginning on November 1, 2017 and ending on December 31, 2017, Eighty Million and 00/100 Dollars ($80,000,000); and (ii) after December 31, 2017, Sixty Million and 00/100 Dollars ($60,000,000).

“Note” shall mean that certain Sixth Amended and Restated Revolving Credit Note dated October 27, 2017 in the maximum principal amount of Eighty Million Dollars ($80,000,000.00) in favor of Lender, as amended, restated, supplemented, modified or extended from time to time.

3.

Conditions to Effectiveness of Amendment.  This Amendment shall not be effective until each of the following conditions have been satisfied:

a.

Amendment.  Lender shall have received from Borrower an executed copy of this Amendment and the Note;

b.

Corporate Authorization.  Lender shall have received from Borrower an officer’s certificate to which is attached the Borrower’s articles of incorporation and bylaws and resolutions approving this Amendment, in form and substance satisfactory to Lender, in its reasonable discretion; and

c.

Supporting Documents.  The Lender shall have received such additional supporting documents and materials of the Borrower as the Lender shall request.

4.

Miscellaneous.

a.

Each reference in the Loan Agreement to “this Agreement” and each reference in each of the Loan Documents to the “Loan Agreement” shall be deemed a reference to the Loan Agreement as amended by this Amendment.

b.

The Borrower agrees to pay all reasonable fees and out-of-pocket disbursements incurred in connection with the preparation of this Amendment and all other documents relating hereto.

c.

This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original for all purposes, and all of which counterparts, taken together, shall constitute but one and the same agreement.  In proving this Amendment, it shall be necessary to account only for one such counterpart.  Facsimile and electronic signatures shall be as binding upon the parties as original signatures affixed hereto.

d.

This Amendment is an amendment of the Loan Agreement and is not a novation.  Except as expressly modified and amended herein, the Loan Agreement shall continue in full force and effect and is binding on all parties thereto and hereto.  This Amendment is limited to the terms and conditions hereof and shall not constitute a modification of any other provision of the Loan Agreement.

e.

This Amendment shall be governed by and construed in accordance with the internal laws of the State of Wisconsin, without giving effect to conflict of law principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

BMO HARRIS BANK N.A.

By:

/s/John Howard

Name:

John Howard

Title:

Senior Vice President

1000 N. Water Street

Milwaukee, WI  53202

Attn:  John Howard

Telecopy No:  (414) 291-5450

DULUTH HOLDINGS INC.

By:

/s/ Dave Loretta

Name:

Dave Loretta

Title:

Senior Vice President and Chief Financial Officer

170 Countryside Drive

PO Box 409

Belleville, Wisconsin  53508

Attn:  Dave Loretta

Telecopy No. (608) 424-1710

[Signature Page - Second Amendment to Second Amended and Restated Loan Agreement]